UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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EATON VANCE FLOATING-RATE INCOME TRUST
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

Saba Capital W Fund, Ltd.

Saba Capital R Fund, Ltd.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 3, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED OCTOBER 30, 2020

SPECIAL MEETING OF SHAREHOLDERS OF
EATON VANCE FLOATING-RATE INCOME TRUST
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to vote AGAINST the proposal to approve a new investment advisory agreement.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital W Fund, Ltd., Saba Capital R Fund, Ltd., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 3, Ltd. and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately [13.1]% of the outstanding Common Shares, par value $0.01 per share (the “Common Shares”), of Eaton Vance Floating-Rate Income Trust (“EFT” or the “Fund”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with our opposition to EFT’s proposal to approve a new investment advisory agreement, to be voted on at EFT’s special meeting of shareholders scheduled to be held at [__] Eastern time, on January 7, 2021 at [_____], including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Special Meeting to vote against the following (the “Proposal”):

1.	To approve a new investment advisory agreement with Eaton Vance Management; and
2.	To transact any other business that may properly come before the Special Meeting.

This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about [__], 2020.

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If you have already sent a proxy card furnished by EFT’s management to EFT, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Special Meeting (which is incorporated herein by reference), and EFT’s proxy materials for additional information concerning the Special Meeting, including voting and proxy procedures, votes required for approval of the Proposal and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for EFT is 811-21574.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Eaton Vance Floating-Rate Income Trust, Saba Capital does not believe it is in the best interest of shareholders to approve a new investment advisory agreement with Eaton Vance Management because EFT currently trades at a significant discount to NAV. We believe in a situation such as this where EFT has and is trading at an excessive discount to NAV, investment advisers should not be automatically approved, and in fact we believe it could be beneficial to consider alternatives.

EFT’s October 1, 2020 discount to NAV was -13.6% and it has traded at an average discount to NAV of -10.0% over the last three years. In fact, EFT has not traded at or above NAV for more than seven years.

As a shareholder, a discount to NAV is problematic because if you sell shares you will not receive full value. When funds suffer from persistent discounts, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward.  Neither of these proactive steps have been offered by management or EFT’s Board of Directors (the “Board”), which is why we believe EFT has suffered perpetually wide discounts.

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Saba believes that the market has lost faith in the investment adviser’s ability to add shareholder value due to what Saba views as EFT’s excessive discount level. Toward that end, rather than proposing the approval of the existing investment adviser, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV. If a majority of EFT’s outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing EFT as a closed-end fund. In that case, the tender offer should be cancelled and EFT should be liquidated or converted into an open-end mutual fund. We believe if the Proposal is approved the Board will fail to take the necessary actions to address the excessive discount to NAV and it is necessary to send a clear message to the Board to address the excessive NAV discount.

EFT and the Board are likely to come up with a litany of arguments in support of the Proposal but, the simple fact is, the investment adviser and the Board have not been able to effectively manage EFT’s discount.

We urge you to vote against the Proposal by voting on the GOLD proxy card today, which we believe will protect the best interest of shareholders.

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PROPOSAL 1
PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH EATON VANCE MANAGEMENT

At the Special Meeting, EFT is seeking shareholder approval for a new investment advisory agreement (a “New Agreement”) between EFT and Eaton Vance Management (“EV Management”), EFT’s investment adviser. Shareholders are being asked to approve the New Agreement because EFT’s current investment advisory agreement will terminate upon the sale of Eaton Vance Corp. (“EV Corp”) to Morgan Stanley (“Morgan Stanley”). The sale, which will result in a “change of control” of EV Corp, is expected to be described in more detail in EFT’s proxy statement for the Special Meeting.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described herein will constitute a sale of a controlling block of voting securities of EV Management that will result in the automatic termination of the current investment advisory agreement between EFT and EV Management (the “Current Agreement”).

If shareholders of EFT approve the New Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, EV Management will continue to serve as investment adviser of EFT pursuant to the terms of the Current Agreement.

Saba does not believe that the approval of the New Agreement with EV Management is in the best interest of shareholders for the reasons stated above.

WE URGE YOU TO VOTE AGAINST THE PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH EATON VANCE MANAGEMENT ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

EFT has set the close of business on October 29, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to EFT, as of the Record Date, there were [__] Common Shares outstanding.

Shareholders, including those who expect to attend the Special Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting. In addition, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the New Agreement is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting.

QUORUM

A quorum of shareholders is required to take action at the Special Meeting. A quorum requires the presence, in person or by proxy, of a majority of the shares of EFT entitled to vote at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors and judges of voting appointed for the Special Meeting. The inspectors and judges of voting will determine whether or not a quorum is present at the Special Meeting.

If your shares are owned directly in your name with EFT’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

The Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of EFT that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of EFT are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of EFT. Approval of the Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” the Proposal.

Please note that even if shareholders of EFT approve the Proposal, it is possible that the new investment advisory agreement for EFT will not take effect. This is because the completion of the acquisition of EV Corp by Morgan Stanley will not occur unless certain conditions are met. One of these conditions is that investment advisory clients of EV Management and EV Corp’s other investment subsidiaries representing a specified percentage of EV Corp’s overall revenue consent to the continuation of their investment advisory relationships after completion of the transaction. This includes approval of the new investment advisory agreement to be effective upon completion of the transaction by EFT shareholders. On the other hand, the sale may take place even if shareholders of EFT do not approve the Proposal. If this should happen, the Board would implement an interim investment advisory agreement with EV Management for a period of no more than 150 days after completion of the transaction in order to continue to solicit proxies for the approval of a new investment advisory agreement for the Fund. The Board may have approved an interim investment advisory agreement for the Fund to provide for maximum flexibility for its future.

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The information set forth above regarding the vote required to approve the Proposal is based on publicly available information. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposal. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” the Proposal.

Broker-dealer firms holding shares of EFT in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. We urge you to instruct your broker or other nominee to vote your shares AGAINST the Proposal on the GOLD proxy card so that your votes may be counted.

If you hold shares of EFT through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with EFT or a distributor of EFT, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how EFT votes, if other shareholders fail to vote.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares on the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposal. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

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COMPLIANCE WITH SEC RULE 14a-4(e)

SEC Rule 14a-4(e) requires us, subject to reasonable specified conditions, to vote the shares represented by your proxy at the Special Meeting. As noted above, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the new management agreement is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting. We expect to get daily reports of the voting results and will make a determination shortly before the Special Meeting as to whether or not we think more than 50% of the outstanding shares will be present in person or by proxy if your shares are not represented at the meeting. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Special Meeting, you should not check the "AUTHORIZE" box on the GOLD proxy card authorizing us to determine to not have your shares represented at the Special Meeting.

REVOCATION OF PROXIES

Shareholders of EFT may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to EFT’s Secretary c/o Eaton Vance Floating-Rate Income Trust, Two International Place, Boston, Massachusetts 02110, or to any other address provided by EFT. Although a revocation is effective if delivered to EFT, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies against the approval of the Proposal described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $[__], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit EFT’s shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that EFT’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from EFT, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of EFT unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $10,000.

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SHAREHOLDER PROPOSALS

All proposals by stockholders of EFT that are intended to be presented at the 2021 Annual Meeting of Shareholders must be received by EFT for inclusion in EFT’s proxy statement and proxy relating to that meeting no later than [___]. Any shareholder who desires to bring a proposal at the 2021 Annual Meeting of Shareholders without including such proposal in EFT’s proxy statement must deliver written notice thereof to the Secretary of EFT c/o Eaton Vance Floating-Rate Income Trust, Two International Place, Boston, Massachusetts 02110 during the period from [___] to [___]. However, if EFT’s 2021 Annual Meeting of Shareholders is held earlier than [___] or later than [___], such written notice must be delivered to the Secretary of EFT no earlier than 90 days before the date of the 2021 Annual Meeting of Shareholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Shareholders. Shareholder proposals are subject to certain regulations under the federal securities laws.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2021 Annual Meeting is based on information contained in EFT’s proxy statement for the Special Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote AGAINST the Proposal.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is expected to be included in EFT’s proxy statement. This disclosure includes, among other things, biographical information on EFT’s directors and executive officers, the dollar range of shares owned by directors of EFT and information on committees of the Board. Shareholders should refer to EFT’s proxy statement in order to review this disclosure.

Based upon publicly available information, EFT’s investment adviser and administrator is Eaton Vance Management, located at Two International Place, Boston, Massachusetts 02110. Eaton Vance Management is a subsidiary of Eaton Vance Corp., an investment management firm.

The information concerning EFT contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

Saba Capital W Fund, Ltd.

Saba Capital R Fund, Ltd.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD. SABA CAPITAL CEF OPPORTUNITIES 3, LTD. SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD. BOAZ R. WEINSTEIN

[__], 2020

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THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF EFT. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE AGAINST THE PROPOSAL, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF3”); (v) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (vi) Saba Capital W Fund, Ltd. (“W Fund”); (vii) Saba Capital R Fund, Ltd. (“R Fund”); (viii) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (ix) Saba Capital CEF Opportunities 3, Ltd. (“CEF 3”); (x) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (xi) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF3, CNTH, W Fund, R Fund, CEF 1, CEF 3 and SSOF, the “Saba Entities”); and (xii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on October 29, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 5,227,991 Common Shares, par value $0.01 per share, of EFT (the “Common Shares”), representing approximately [13.1]% of EFT’s outstanding Common Shares. The percentages used herein are based upon [__] Common Shares outstanding as of the Record Date for the Special Meeting, as disclosed in in EFT’s proxy statement for the Special Meeting. Saba Capital may be deemed to beneficially own 5,227,991 Common Shares.

The Participants intend to enter into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Shares, and (ii) the Participants agree to solicit proxies or written consents against the Proposal at the Special Meeting.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any other person or persons pursuant to which the Proposal described herein is to be made. None of the Participants is a party adverse to EFT, or any of its subsidiaries, or has a material interest adverse to EFT, or any of its subsidiaries, in any material pending legal proceeding.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

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Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EFT, any parent or subsidiary of EFT, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of EFT, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of EFT; (iii) no Participant in this solicitation owns any securities of EFT which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of EFT or EFT’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of EFT, EFT’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of EFT owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of EFT, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of EFT; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of EFT; (x) during the last five years, no Participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of EFT’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: EFT or any of its subsidiaries, an Officer of EFT, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EFT or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFT (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EFT, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EFT; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFT; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFT); (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) EFT; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EFT or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFT; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by EFT or its affiliates, or with respect to any future transactions to which EFT or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any Participant or any of his or its associates is a party adverse to EFT or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of EFT, nor does any Participant have a material interest in such proceedings that is adverse to EFT or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of EFT; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFT, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings; Item 401(g) with respect to promoters and control persons; and Item 405 with respect to beneficial ownership and required filings.

______________________

A-2

APPENDIX B

TRANSACTIONS IN SECURITIES OF EFT DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Shares	17,027	12/18/18
Purchase of Common Shares	20,000	12/19/18
Purchase of Common Shares	9,364	12/20/18
Purchase of Common Shares	17,849	12/24/18
Purchase of Common Shares	65,600	12/26/18
Sale of Common Shares	(6,500)	01/09/19
Sale of Common Shares	(22,502)	01/17/19
Sale of Common Shares	(33,768)	01/22/19
Sale of Common Shares	(18,608)	01/23/19
Sale of Common Shares	(5,982)	01/24/19
Sale of Common Shares	(3,831)	01/29/19
Sale of Common Shares	(38,649)	01/30/19
Purchase of Common Shares	25,270	03/25/19
Purchase of Common Shares	40,000	03/27/19
Purchase of Common Shares	114,457	04/08/19
Purchase of Common Shares	29,027	04/09/19
Purchase of Common Shares	1,190	04/10/19
Purchase of Common Shares	5,977	04/17/19
Purchase of Common Shares	11,216	04/18/19
Purchase of Common Shares	36,223	04/23/19
Purchase of Common Shares	3,777	04/24/19
Purchase of Common Shares	4,281	04/25/19
Purchase of Common Shares	7,566	04/26/19
Purchase of Common Shares	43,775	04/29/19
Purchase of Common Shares	33,368	04/30/19
Purchase of Common Shares	2,645	05/01/19
Purchase of Common Shares	67,068	05/02/19
Purchase of Common Shares	29,623	05/06/19
Purchase of Common Shares	7,299	05/09/19
Purchase of Common Shares	23,764	05/10/19
Purchase of Common Shares	7,446	05/13/19
Purchase of Common Shares	31,332	05/14/19
Purchase of Common Shares	27,505	05/15/19
Purchase of Common Shares	62,130	05/16/19
Purchase of Common Shares	32,836	05/17/19
Purchase of Common Shares	37,169	05/20/19
Purchase of Common Shares	60,893	05/21/19
Purchase of Common Shares	13,166	05/22/19
Purchase of Common Shares	56,151	05/29/19
Purchase of Common Shares	29,834	05/30/19
Purchase of Common Shares	54,028	05/31/19
Purchase of Common Shares	1,639	06/12/19
Purchase of Common Shares	26,398	06/13/19
Purchase of Common Shares	31,476	06/14/19
Purchase of Common Shares	14,950	06/17/19
Purchase of Common Shares	20,000	06/18/19
Purchase of Common Shares	26,433	06/19/19
Purchase of Common Shares	19,148	06/20/19
Purchase of Common Shares	80,000	06/21/19
Purchase of Common Shares	23,363	06/24/19
Purchase of Common Shares	16,063	06/26/19
Purchase of Common Shares	19,366	06/27/19
Purchase of Common Shares	16,431	07/09/19
Purchase of Common Shares	400	07/11/19
Purchase of Common Shares	19,691	07/15/19
Purchase of Common Shares	30,000	07/24/19
Purchase of Common Shares	25,400	07/25/19
Purchase of Common Shares	22,171	07/26/19
Purchase of Common Shares	11,242	07/29/19
Purchase of Common Shares	14,379	07/30/19
Purchase of Common Shares	20,703	07/31/19
Purchase of Common Shares	37,165	08/01/19
Purchase of Common Shares	48,868	08/02/19
Purchase of Common Shares	30,000	08/05/19
Purchase of Common Shares	1,073	08/07/19
Purchase of Common Shares	12,794	08/08/19
Purchase of Common Shares	5,218	08/12/19
Purchase of Common Shares	10,782	08/13/19
Purchase of Common Shares	1,728	08/15/19
Purchase of Common Shares	2,205	08/16/19
Purchase of Common Shares	6,792	08/20/19
Purchase of Common Shares	11,178	08/21/19
Purchase of Common Shares	10,000	08/22/19
Purchase of Common Shares	20,000	08/26/19
Purchase of Common Shares	32,788	08/28/19
Purchase of Common Shares	100,590	08/29/19
Purchase of Common Shares	27,399	09/04/19
Purchase of Common Shares	10,000	09/05/19
Purchase of Common Shares	51,926	09/06/19
Purchase of Common Shares	41,333	09/09/19
Purchase of Common Shares	3,606	09/10/19
Purchase of Common Shares	36,799	09/11/19
Purchase of Common Shares	18,458	09/12/19
Purchase of Common Shares	24,372	09/13/19
Purchase of Common Shares	20,454	09/17/19
Purchase of Common Shares	1,745	09/19/19
Purchase of Common Shares	50,370	09/20/19
Purchase of Common Shares	938	09/23/19
Purchase of Common Shares	5,959	09/24/19
Purchase of Common Shares	15,753	09/25/19
Purchase of Common Shares	67,498	09/26/19
Purchase of Common Shares	93,062	09/27/19
Purchase of Common Shares	127,639	10/01/19
Purchase of Common Shares	24,448	10/02/19
Purchase of Common Shares	22,614	10/10/19
Sale of Common Shares	(9,552)	12/27/19
Sale of Common Shares	(25,564)	12/30/19
Sale of Common Shares	(10,950)	12/31/19
Sale of Common Shares	(64,209)	01/15/20
Sale of Common Shares	(38,354)	01/16/20
Sale of Common Shares	(68,490)	01/17/20
Sale of Common Shares	(65,251)	01/22/20
Sale of Common Shares	(7,182)	01/23/20
Sale of Common Shares	(29,506)	01/24/20
Sale of Common Shares	(3,738)	01/27/20
Sale of Common Shares	(47,214)	01/29/20
Sale of Common Shares	(14,093)	01/30/20
Sale of Common Shares	(14,525)	01/31/20
Sale of Common Shares	(25,582)	02/03/20
Sale of Common Shares	(9,974)	02/05/20
Sale of Common Shares	(27,859)	02/06/20
Sale of Common Shares	(59,730)	02/07/20
Sale of Common Shares	(14,131)	02/11/20
Sale of Common Shares	(22,673)	02/12/20
Sale of Common Shares	(10,938)	02/13/20
Sale of Common Shares	(10,212)	02/14/20
Sale of Common Shares	(10,045)	02/18/20
Sale of Common Shares	(3,450)	02/19/20
Sale of Common Shares	(5,641)	02/21/20
Sale of Common Shares	(13,819)	02/24/20
Purchase of Common Shares	45,756	02/25/20
Purchase of Common Shares	25,794	02/26/20
Purchase of Common Shares	48,980	02/27/20
Purchase of Common Shares	140,960	02/28/20
Purchase of Common Shares	25,218	03/02/20
Purchase of Common Shares	55,703	03/03/20
Purchase of Common Shares	104,531	03/04/20
Purchase of Common Shares	8,127	03/09/20
Purchase of Common Shares	32,280	03/10/20
Purchase of Common Shares	107,278	03/12/20
Purchase of Common Shares	27,672	03/13/20
Purchase of Common Shares	42,412	03/16/20
Purchase of Common Shares	14,274	03/19/20
Purchase of Common Shares	63,610	03/20/20
Purchase of Common Shares	11,027	03/23/20
Sale of Common Shares	(8,581)	03/24/20
Purchase of Common Shares	31,092	03/24/20
Purchase of Common Shares	51,930	03/26/20
Purchase of Common Shares	127,070	03/27/20
Purchase of Common Shares	74,498	03/30/20
Purchase of Common Shares	118,274	03/31/20
Purchase of Common Shares	1,613	04/06/20
Sale of Common Shares	(5,280)	04/08/20
Purchase of Common Shares	3,587	04/13/20
Purchase of Common Shares	3,211	04/14/20
Purchase of Common Shares	2,880	04/15/20
Purchase of Common Shares	107,503	04/16/20
Purchase of Common Shares	11,356	04/20/20
Purchase of Common Shares	7,636	04/21/20
Purchase of Common Shares	23,151	04/22/20
Purchase of Common Shares	16,874	04/23/20
Purchase of Common Shares	67,934	04/24/20
Purchase of Common Shares	26,261	04/28/20
Purchase of Common Shares	49,353	04/30/20
Purchase of Common Shares	5,718	05/01/20
Purchase of Common Shares	83,698	05/04/20
Purchase of Common Shares	105,300	05/05/20
Purchase of Common Shares	20,332	05/06/20
Purchase of Common Shares	53,943	05/07/20
Purchase of Common Shares	109,587	05/08/20
Purchase of Common Shares	12,261	05/11/20
Purchase of Common Shares	43,238	05/12/20
Purchase of Common Shares	30,700	05/13/20
Purchase of Common Shares	13,083	05/14/20
Purchase of Common Shares	318,967	05/15/20
Purchase of Common Shares	25,858	05/18/20
Purchase of Common Shares	18,764	05/22/20
Purchase of Common Shares	63,610	05/26/20
Purchase of Common Shares	16,180	05/28/20
Purchase of Common Shares	4,452	06/01/20
Purchase of Common Shares	11,421	06/02/20
Purchase of Common Shares	13,973	06/03/20
Purchase of Common Shares	50,710	06/04/20
Purchase of Common Shares	10,368	06/05/20
Purchase of Common Shares	112,076	06/09/20
Purchase of Common Shares	159,169	06/10/20
Purchase of Common Shares	41,328	06/11/20
Purchase of Common Shares	121,166	06/12/20
Purchase of Common Shares	30,592	06/15/20
Purchase of Common Shares	138,879	06/16/20
Purchase of Common Shares	5,307	06/18/20
Purchase of Common Shares	36,074	06/19/20
Purchase of Common Shares	4,250	06/22/20
Purchase of Common Shares	37,965	06/23/20
Purchase of Common Shares	2,002	06/24/20
Purchase of Common Shares	400	06/25/20
Purchase of Common Shares	6,767	06/29/20
Purchase of Common Shares	49,002	06/30/20
Purchase of Common Shares	2,002	07/01/20
Purchase of Common Shares	21,338	07/06/20
Purchase of Common Shares	2,719	07/07/20
Purchase of Common Shares	9,027	07/13/20
Purchase of Common Shares	4,899	07/14/20
Purchase of Common Shares	5,515	07/15/20
Purchase of Common Shares	5,924	07/16/20
Purchase of Common Shares	18,806	07/17/20
Purchase of Common Shares	400	07/24/20
Sale of Common Shares	(70,416)	09/29/20
Sale of Common Shares	(42,920)	09/30/20
Purchase of Common Shares	230,832	10/08/20
Purchase of Common Shares	40,862	10/09/20
Purchase of Common Shares	35,786	10/12/20
Purchase of Common Shares	131,563	10/13/20
Purchase of Common Shares	15,266	10/14/20
Purchase of Common Shares	26,611	10/15/20
Purchase of Common Shares	39,347	10/16/20
Purchase of Common Shares	8,528	10/19/20
Purchase of Common Shares	277,000	10/20/20
Purchase of Common Shares	14,579	10/21/20
Purchase of Common Shares	249,365	10/22/20
Purchase of Common Shares	31,420	10/23/20
Purchase of Common Shares	237,683	10/26/20
Purchase of Common Shares	112,034	10/27/20

______________________

B-1

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from EFT’s Definitive Proxy Statement filed with the Securities and Exchange Commission on [__], 2020.

______________________

C-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090 or (212) 542-4646

Email at SabaProxy@sabacapital.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED OCTOBER 30, 2020

EATON VANCE FLOATING-RATE INCOME TRUST

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF EATON VANCE FLOATING-RATE INCOME TRUST
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau (the “Proxyholders”) and each of them, attorneys and agents with full power of substitution to vote all Common Shares of Eaton Vance Floating-Rate Income Trust (“EFT”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of EFT scheduled to be held at [__] Eastern time, on January 7, 2021 at [__] including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of EFT held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL.

1.	Proposal to consider and approve a new investment advisory agreement with Eaton Vance Management.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “Against” the Proposal.

2.	To authorize the Proxyholders to decline to attend the Special Meeting if they believe that Proposal No. 1 is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting.
☐AUTHORIZE	☐ DO NOT AUTHORIZE

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.